UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 6, 2006

Avanir Pharmaceuticals
__________________________________________
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-622-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2006, the Compensation Committee of the Avanir Pharmaceuticals Board of Directors (the "Board") recommended, and the Board approved, a change in the compensation paid to non-employee directors. A summary of the non-employee director compensation arrangements is attached to this Form 8-K as Exhibit 10.1.

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2006, Avanir Pharmaceuticals (the "Company") issued a press release announcing its results of operations for the first fiscal quarter ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 6, 2006, the Corporate Governance Committee of the Board recommended, and the Board approved, certain revisions to the Company’s Corporate Governance Guidelines, including the adoption of a "majority vote" policy. Under the Company’s majority vote policy, any nominee for director who, in an uncontested election, receives a greater number of votes "against" his/her candidacy than "for", but who is nevertheless elected under the plurality vote standard of the California General Corporation Law, will be required to submit a conditional resignation to the Company. Upon receipt of any such conditional resignation, the Corporate Governance Committee will then consider the offer of resignation and other circumstances surrounding the vote and will recommend to the Board whether the resignation should be accepted. The Company’s Corporate Governance Guidelines, as amended, will be made available shortly on the Company’s website at www.Avanir.com. No portion of this website is incorporated by reference into this Current Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description
10.1 Summary of Board Compensation
99.1 Press release, dated February 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avanir Pharmaceuticals

February 9, 2006	By:	Gregory P. Hanson, CMA

Name: Gregory P. Hanson, CMA
Title: VP, Finance and CFO

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Exhibit Index

Exhibit No.	Description

10.1	Summary of Board Compensation
99.1	Press release, dated February 9, 2006